o o o o o o o o o

                 

 

iStar

FY '19 & Q4 '19 Earnings Results

(NYSE: STAR)

Forward-Looking Statements and Other Matters

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with our consolidated financial statements and related notes in our Annual Report on Form 10-K for the year ended December 31, 2019. In assessing all forward-looking statements herein, readers are urged to read carefully all cautionary statements in our Form 10-K.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to grow its ground lease business directly and through SAFE, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions and asset impairments, the market demand for legacy assets the Company seeks to sell and the pricing and timing of such sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from its portfolio and other risks detailed in "Risk Factors" in our 2019 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC.

Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics.

Investor Relations Contact
Jason Fooks
Senior Vice President
212.930.9400
investors@istar.com

iStar

I. Highlights

FY '19 & Q4 '19 Highlights

Strong 2019 Earnings

YTD '19
(Diluted)

EPS	Adj. EPS
$3.73	$3.72

Q4 '19
(Diluted)

EPS	Adj. EPS
($0.71)	($0.44)

New Strategy Taking Hold

$511m
Unrealized Gain on Safehold Shares[1]

$1.2b
Record Originations at Safehold in Q4 '19

Actively Enhancing Capital Structure

$2b
Capital Markets Activity in 2019

S&P Upgrade
Driven by Capital Structure Enhancements

iStar

(1) SAFE market value is based on the December 31, 2019 stock price of $40.30 per share with 31.2m shares versus Gross Book Value of $745m.

Q4 '19 & FY '19 Earnings Results

	FY '19	FY '18	Q4 '19	Q4 '18
Net Income (Loss) *(Allocable to Common Shareholders)*	$291.5m	($64.8m)	($46.3m)	($115.5m)
W.A. Shares *(Diluted)*	80.7m	68.0m	64.9m	68.0m
EPS (Loss) *(Diluted)*	$3.73	($0.95)	($0.71)	($1.70)

Adj. Income (Loss) *(Diluted)*	$291.3m	$143.1m	($28.8m)	$42.6m
W.A. Shares *(Diluted)*	80.7m	83.8m	64.9m	84.0m
Adj. EPS (Loss) *(Diluted)*	$3.72	$1.82	($0.44)	$0.53

Note: Q4 '19 net income and adjusted income results include $27.3m or $0.42 per share and $20.6m or $0.32 per share, respectively, of charges associated with early extinguishment of debt. See page 9 for more details.

iStar

Note: Common shares outstanding at the end of December 31, 2019 and December 31, 2018 were 77.8m and 68.1m shares respectively. Please refer to the Earnings per Share and Adjusted Income Reconciliation slide in the Appendix for more information.

Q4 '19 Investment Activity

$311m
Q4 '19 Investment Activity

$137m	$133m	$16m	$25m
Investments in SAFE	Investment Fundings	STAR Repurchases	Legacy CapEx

2019 Strategy Review

We have been successfully executing on the 3-part strategy we laid out at the beginning of the year

1

Scale a Game-Changing Ground Lease Platform

- Focus management team and investment resources around new core mission

2

Highlight Embedded Value in the Portfolio

- Unlock embedded value in portfolio
- Buy back stock
- Raise dividend

3

Simplify the Business

- Enhance capital structure
- Monetize legacy assets

iStar

Safehold 2019 Highlights

Investment in Safehold


$1,256
Market Value(1)
$1.1b
Increase
$745
Gross Book Value
$156
Gross Book Value
$144
Market Value(1)
12/31/18
12/31/19

$583m
iStar Total 2019 Investment in SAFE

$511m
Unrealized Gain on Safehold Shares

$1.8b
Safehold Ground Lease Investments

#1
Total Return of Publicly-Traded REITs
(NYSE: SAFE)

Note: $ in millions.
(1) SAFE mark-to-market is based on the December 31, 2019 stock price of $40.30 with 31.2m shares and December 31, 2018 stock price of $18.81 with 7.6m shares.

Driving Value to Shareholders

Unlocked Portfolio Value

Preferred Freezer

Sold portfolio of seven cold storage units for $440m, generating a

$220m Gain

Bowlero

Expanded relationship with $112m new investment and extended lease terms to 2047

$180m Gain

Raised Dividend

Annualized


$0.40
+11%
$0.36
12/31/18
12/31/19

STAR Repurchases

$75m
of shares repurchased in 2019

9%
of diluted shares outstanding repurchased in 2019

$34m
of remaining repurchase authorization

iStar

Enhancing Capital Structure in 2019

$2b

Capital Markets Activity

(Issued/Converted)

New Issues/Conversions

- $675m 4.75% Senior Unsecured Notes Due 2024
- $100m 4.75% Senior Unsecured Notes Due 2024 *(Add-On at 102 or 4.29% YTM)*
- $550m 4.25% Senior Unsecured Notes Due 2025
- $350m L+225 Revolving Credit Facility Due 2023(1)
- $200m of STAR Common Stock

Redemption/Repayments

- $375m 5.0% Senior Unsecured Notes Due 2019
- $400m 4.625% Senior Unsecured Notes Due 2020
- $325m L+250 Revolving Credit Facility Due 2020
- $275m 6.5% Senior Unsecured Notes Due 2021
- $375m 6.0% Senior Unsecured Notes Due 2022(2)
- $150m L+275 Secured Term Loan Due 2023
- $200m 4.5% Series J Convertible Preferred

Full-Year Outcomes

- $27.7m of prepayment charges recorded ($20.6m cash, $7.1m non-cash)(3)
- Lowered w.a. coupon by 53 bps, totaling $17.5m of annual interest expense savings
- Eliminated $9m of annual preferred dividend expense
- Unencumbered Assets increased to $3.5b
- Extended w.a. debt maturity profile to 4.9 years
- Created over 30 month runway with no corporate debt maturities

S&P Upgrade to BB

(1) Includes extension option through September 2023
(2) $111m of bonds that were refinanced remained outstanding at December 31, 2019 and were retired in January 2020.
(3) An additional $4.1m to be recorded in Q1 '20

3. Simplify the Business:

2019 Legacy Asset Monetization

At end of 2018 legacy assets were

20%

of the overall portfolio

$250m

Proceeds from Sales of Legacy Assets

$33m

Gains from Sales of Legacy Assets

16%

At the end of 2019

Short-Term Legacy Asset Balance

- Monetizing and recycling proceeds into ground lease business



$485
-27%
$356
Q4 '18
Q4 '19

Long-Term Legacy Asset Balance

- Intention to develop/build



$515
$545
$65
Sales
(GBV)
$95
CapEx
Q4 '18
Q4 '19

Note: Figures in millions.

STAR's Growing Equity Value per Share

Common Equity per Share(1)

(Net of Depreciation, Amortization and General Reserves)



+148%
$6.60
(w/ SAFE MTM)
$6.53
$16.22
(w/ SAFE MTM)
$9.45
Q4 '18
Q4 '19

Adj. Common Equity per Share(1)

(Gross of Depreciation, Amortization and General Reserves)



+82%
$11.05
(w/ SAFE MTM)
$10.91
$19.89
(w/ SAFE MTM)
$13.33
Q4 '18
Q4 '19

Note: SAFE mark-to-market is based on the December 31, 2019 stock price of $40.30 with 31.2m shares and December 31, 2018 stock price of $18.81 with 7.6m shares. Please refer to the Adjusted Equity slide in the Appendix for more information.
(1) Presented diluted for Series J Convertible Preferreds.

II. Portfolio Overview

Portfolio Breakdown



Net Lease
$2,184
39%
SAFE
(MTM)
$1,256
23%(1)
Business Line
$5.5b
Strategic
Investments
$43
1%
Cash
$307
6%
Operating
Property
$312
6%
Land
$633
11%
RE Finance
$790
14%



Office /
Industrial
$1,342
29%
Entertainment /
Leisure
$948
20%
Property
Type(2)
Retail
$61
1%
Condo
$88
2%
Other
$124
3%
Multifamily
$163
4%
Hotel
$244
5%
Mixed Use
$250
5%
Land
$727
15%
Ground
Leases
$762
16%



Northeast
$1,520
32%
West
$859
18%
Geographic
Region(2)
Various
$138
3%
Mid Atlantic
$619
13%
Southeast
$427
9%
Central
$566
12%
Southwest
$580
13%

Note: $ in millions unless otherwise specified. Figures based on Gross Book Value of the Company's total investment portfolio and includes 100% of the assets of iStar's consolidated joint ventures and the carrying value of iStar's investment in non-consolidated joint ventures and affiliates.
(1) Based on market value of SAFE as of December 31, 2019 of $40.30 per share with 31.2m shares.
(2) Excludes cash. SAFE presented at Gross Book Value.

Safehold (NYSE: SAFE)

- iStar's investment
  - iStar invested $137m in SAFE in Q4 '19
  - 31.2m shares (65.2% of shares outstanding)(1)
  - Gross Book Value $745m or $23.92 per share
  - Market value of $1,256m based on closing price of $40.30 per share on December 31, 2019
- SAFE Q4 '19 results were highlighted by:
  - $1.2b in closed deals
  - Extended w.a. debt maturity to 31 years

SAFE Earnings

	Q4 '19
Revenue	$29.6m
Net Income *(Attributable to Safehold)*	$11.1m
EPS	$0.25



>60 yrs
89%
Lease Term
Remaining
(w/ Extensions)
<20 yrs
8%
20-60 yrs
3%



Office
$1,699
65%
Property Type
Hotel
$509
19%
Multifamily
$406
15%
Other
$20
1%



Northeast
$1,250
47%
Geographic
Region
West
$600
23%
Mid Atlantic
$302
12%
Southwest
$208
8%
Southeast
$192
7%
Central
$83
3%

Note: $ in millions. Graphs are presented as Gross Book Value of portfolio of $2,634m excluding $81m of forward commitments. Please refer to SAFE earnings presentation for a Glossary of defined terms.
(1) iStar's discretionary voting in SAFE is capped at 41.9% and will vote remaining shares with respect to any matter in the same proportions as SAFE's non-iStar shareholders.

Net Lease Portfolio


SAFE
(MTM)
$1,256
37%(2)
Wholly-Owned
$1,254
36%
Net Lease
Portfolio
$3.4b
(Gross Book Value)
Net Lease
Venture II
$31
1%
Net Lease
Venture I
$899
26%

iStar Ownership Breakdown

Wholly-Owned	100% Ownership	Consolidated
Net Lease Venture I	51.9% Ownership	Consolidated(1)
Net Lease Venture II	51.9% Ownership	Equity Method
SAFE	65.2% Ownership	Equity Method

iStar

Note: $ in millions, unless otherwise specified.
(1) Upon the expiration of the investment period on June 30, 2018, the Company began consolidating Net Lease Venture I for financial reporting purposes.
(2) Based on market value of SAFE as of December 31, 2019 of $40.30 per share with 31.2m shares.

Net Lease Consolidated Assets

	Wholly-Owned	Net Lease Venture I	Total Consolidated
Gross Book Value	$1,254	$899	$2,153
Occupancy	98.7%	100.0%	99.2%
Square Feet (000s)	10,210	5,707	15,917
W.A. Remaining Lease Term	18.1 yrs	17.0 yrs	17.6 yrs
W.A. Yield	7.8%	8.0%	7.9%



>10 Years
73%
W.A. Remaining Lease Term
<1 Year
1%
1-5 Years
12%
6-10 Years
14%



Office / Industrial
$1,147
53%
Entertainment / Leisure
$932
43%
Property Type
Ground Lease
$17
1%
Other
$57
3%



Northeast
$518
24%
Mid Atlantic
$362
17%
Southwest
$341
16%
Geographic Type
International
$9
0%
Central
$392
18%
West
$273
13%
Southeast
$258
12%

iStar

Note: $ in millions. Please refer to the Glossary slides for additional details regarding definitions and calculations.

Real Estate Finance Portfolio

	Loans ($)	W.A. Last $ LTV	W.A. Yield	W.A. Maturity (yrs)
First mortgages / Senior debt(1)	$559	54%	7.9%	2.1
Mezzanine / Subordinated debt(1)	216	79%	9.0%	3.1
Total Performing Loans	**$774**	**61%**	**8.2%**	**2.4**
NPLs	16			
Total Real Estate Finance	**$790**			

Real Estate Finance Portfolio Breakdown



Property Type
Mixed Use $209 26%
Hotel $167 21%
Multifamily $130 17%
Land $94 12%
Condo $80 10%
Office / Industrial $65 8%
Other $24 3%
Retail $21 3%



Rate Type(2)
Floating 79%
Fixed 21%



Geographic Region
Northeast $304 38%
West $253 32%
Various $85 11%
Central $71 9%
Southeast $49 6%
Southwest $15 2%
Mid Atlantic $13 2%

Note: $ in millions. Includes $36m consolidated first mortgage participations not held by iStar. Excludes financing receivable included in other lending investments and general reserves. Please refer to the Glossary slides in the Appendix for additional details regarding definitions and calculations.
(1) Includes $24m of other lending investments in first mortgages/senior debt and $85m of other lending investments in mezzanine/subordinated debt.
(2) Excludes non-performing loans.

Legacy Asset Update

Legacy Asset Balance | **Short-Term vs. Long-Term**


$1,739
$177
$629
$933
-48%
$901
$16
$252
$633
Q4 '17
Q4 '19
$545m
Long-Term
$356m
Short-Term(1)
Land & Development
Operating Properties (Legacy)
NPLs

Note: Figures in millions.
(1) The Company intends to monetize the bulk of its short-term legacy assets as quickly as reasonably possible over the next 12 to 24 months.

III. Capital Structure

Capital Structure Overview

Credit Metrics	
Cash	$307m
Debt, net of cash	$3,080m
Total Equity, gross of NCI	$1,238m
Adj. Total Equity, gross of NCI	$1,561m
Leverage(1)	2.0x

Shares	Basic
Shares Outstanding	77.8m
Common Equity	$735m
Book Equity per Share	$9.45
Adjusted Common Equity	$1,037m
Adj. Book Equity per Share	$13.33

Liquidity	
Cash	$307m
Revolving Credit Facility Availability	$350m
Total Liquidity	$657m



Adjusted Total Equity $1.6b
Common Equity $735m
Acc. D&A / Gen. Res. - $302m(2)
Noncontrolling Interest - $219m(3)
Preferred Equity - $305m(4)
Senior Unsecured Debt $2.2b
Secured Debt $1.2b(6)
Adjusted Common Equity $1.0b
$200m Preferred Equity Converted to Common Equity in Q4 '19
Total Debt $3.4b(5)

Note: Please refer to "Adjusted Common Equity Reconciliation" slide at the end of this presentation for more information.
(1) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Adjusted Total Equity, gross of NCI.
(2) Includes accumulated depreciation, amortization, general reserves, and iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.
(3) Includes $21m of the proportionate share of accumulated depreciation and amortization relating to noncontrolling interests.
(4) Represents liquidation preference of preferred equity.
(5) Debt is presented net of fees and discounts.
(6) Includes $483m of consolidated, asset-specific non-recourse mortgage debt of Net Lease Venture I.

iStar

Corporate Debt Maturity Profile

Presented pro forma for the effects of the redemption of the remaining $111m of unsecured notes due 2022 completed subsequent to quarter end.

Debt Profile		
2022		
~~Apr.~~ (1)	~~$111~~	~~6.00%~~
Sep.	400	5.25%
Sep.	288	3.125%
	$688	
2023		
Jun.	$492	L + 275
2024		
Oct.	$775	4.75%
2025		
Aug.	$550	4.25%
2035		
Oct.	$100	L + 150
Non-Recourse Mortgage Financings(2)		
Various/W.A.	$721	4.37%
Total/W.A.	**$3,325**	**4.43%**



Runway of 2.7 years with no corporate debt maturities
$288
$400
$111 (1)
$492
$775
$550
$100
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '24
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Thereafter
Unsecured Debt
Secured Term Loan
Convertible Notes

Note: $ in millions. Excludes extension options. Revolver fully undrawn as of December 31, 2019.
(1) Redeemed subsequent to the end of the fourth quarter.
(2) Represents individual non-recourse mortgages on net lease assets, including consolidated mortgage debt on assets held by Net Lease Venture I. Rates presented after giving effect to interest rate hedges.

iStar

IV. Appendix

Consolidated Statements of Operations

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Twelve Months Ended December 31, 2019	Twelve Months Ended December 31, 2018
Revenues				
Operating lease income	$48,178	$58,676	$206,388	$208,192
Interest income	17,237	23,053	77,654	97,878
Interest Income from sales-type leases	8,340	-	20,496	-
Other income	12,230	18,391	55,363	82,342
Land development revenue	42,903	40,045	119,595	409,710
Total revenues	$128,888	$140,165	$479,496	$798,122
Cost and Expenses				
Interest expense	$47,068	$48,179	$183,919	$183,751
Real estate expenses	21,261	33,778	92,426	139,289
Land development cost of sales	37,878	31,300	109,663	350,181
Depreciation and amortization	14,673	16,842	58,259	58,699
General and administrative	16,355	17,162	68,173	74,572
General and administrative – stock-based compensation	9,742	1,318	30,436	17,563
(Recovery of) provision for loan losses	10,274	(1,300)	6,482	16,937
Impairment of assets	8,466	135,931	13,419	147,108
Other expense	322	859	13,120	6,040
Total costs and expenses	$166,039	$284,069	$575,897	$994,140
Income from sales of real estate	3,217	46,652	236,623	126,004
Income (loss) from operations before earnings from equity method investments and other items	($33,934)	($97,252)	$140,222	($70,014)
Earnings (losses) from equity method investments	25,283	(426)	41,849	(5,007)
Selling profit from sales-type leases	-	-	180,416	-
Income tax expense	(115)	(429)	(438)	(815)
Gain on consolidation of equity method investment	-	-	-	67,877
Loss on early extinguishment of debt	(27,256)	(6,920)	(27,724)	(10,367)
Net income (loss)	($36,022)	($105,027)	$334,325	($18,326)
Net (income) loss attributable to noncontrolling interests	(2,114)	(2,304)	(10,283)	(13,936)
Net income (loss) attributable to iStar	($38,136)	($107,331)	$324,042	($32,262)
Preferred dividends	(8,124)	(8,124)	(32,495)	(32,495)
Net income (loss) allocable to common shareholders	($46,260)	($115,455)	$291,547	($64,757)

Note: $ in thousands.

iStar

Earnings per Share

Earnings Information for Common Shares	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Twelve Months Ended December 31, 2019	Twelve Months Ended December 31, 2018
Net income (loss)[1]				
Basic	($0.71)	($1.70)	$4.51	($0.95)
Diluted	($0.71)	($1.70)	$3.73	($0.95)
Adjusted income (loss)				
Basic	($0.44)	$0.63	$4.50	$2.11
Diluted	($0.44)	$0.53	$3.72	$1.82
Weighted average shares outstanding				
Basic	64,910	68,012	64,696	67,958
Diluted (for Net Income)	64,910	68,012	80,666	67,958
Diluted (for Adjusted Income)	64,910	83,974	80,666	83,794
Common shares outstanding at the end of period	77,810	68,085	77,810	68,085

iStar

Note: In thousands, except per share data.
(1) Allocable to common shareholders after the effect of preferred dividends, non-controlling interests and income from sales of real estate.

Adjusted Income Reconciliation

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2019	2018	2017	2019	2018	2017
Net income (loss) allocable to common shareholders	($46,260)	($115,455)	($4,910)	$291,547	($64,757)	110,924
Add: Depreciation and amortization(1)	14,920	15,903	15,390	58,925	68,056	60,828
Add: (Recovery of) provision for loan losses	10,274	(1,300)	2,300	6,482	16,937	(5,828)
Add: Impairment of assets(2)	8,466	141,996	17,088	13,419	163,765	32,379
Add: Stock-based compensation expense	9,742	1,318	6,081	30,436	17,563	18,812
Add: Loss on early extinguishment of debt	6,650	871	1,673	7,118	4,318	3,065
Add: Non-cash interest expense on senior convertible notes	1,270	1,206	1,145	4,984	4,733	1,255
Add: Non-cash preferred stock redemption premium	-	-	-	-	-	16,314
Add: Deferred gain on sale(3)	-	-	-	-	-	55,500
Less: Losses on charge-offs and dispositions(4)	(33,903)	(1,953)	(7,224)	(121,576)	(67,506)	(23,130)
Adjusted income (loss) allocable to common shareholders(3)	**($28,841)**	**$42,586**	**$31,543**	**$291,335**	**$143,109**	**$270,119**

Note: $ in thousands.

In addition to net income (loss) prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"), we use adjusted income, a non-GAAP financial measure, to measure our operating performance. Adjusted income is used internally as a supplemental performance measure adjusting for certain non-cash GAAP measures to give management a view of income more directly derived from operating activities in the period in which they occur. Adjusted income is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, provision for (recovery of) loan losses, impairment of assets, stock-based compensation expense, the liquidation preference recorded as a premium above book value on the redemption of preferred stock, the imputed non-cash interest expense recognized for the conversion feature of our senior convertible notes, the non-cash portion of gain (loss) on early extinguishment of debt and is adjusted for the effect of gains or losses on charge-offs and dispositions on carrying value gross of loan loss reserves and impairments ("Adjusted Income").

Adjusted Income should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Income should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Income indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Income is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance while including the effect of gains or losses on investments when realized. It should be noted that our manner of calculating Adjusted Income may differ from the calculations of similarly-titled measures by other companies.

(1) Depreciation and amortization also includes our proportionate share of depreciation and amortization expense for equity method investments and excludes the portion of depreciation and amortization expense allocable to noncontrolling interests.

(2) Impairment of assets also includes impairments on equity method investments recorded in "Earnings from equity method investments" in our consolidated statements of operations.

(3) Adjusted Income for the year ended December 31, 2018, as previously reported, included a $75.9 million add-back attributable to aggregate deferred gains on our retained interests in entities to which we sold or contributed properties prior to 2018 and a $3.3 million add-back for depreciation related to such properties. We recognized those gains in our GAAP retained earnings as of January 1, 2018 when we adopted a new accounting standard that mandated such recognition. We retrospectively modified our presentation of Adjusted Income for 2018 and 2017, as shown in the table above, to reflect the effects of the dispositions in the periods in which they occurred. Adjusted Income for the year ended December 31, 2017 shown in the table above includes $55.5 million of the aggregate deferred gain, which resulted from the sale of our Ground Lease business to SAFE in the second quarter of 2017. The remaining $23.7 million of the aggregate deferred gains are not shown in the table above because the disposition transactions occurred prior to 2017. Adjusted Income as previously reported (i.e., prior to the retrospective modification) for the years ended December 31, 2018 and 2017 was $222.3 million and $214.6 million, respectively.

(4) Represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were on assets that were previously impaired for GAAP and reflected in net income but not in Adjusted Income.

Consolidated Balance Sheets

	As of December 31, 2019	As of December 31, 2018
Assets		
Real Estate		
Real estate, at cost	$1,761,079	$2,076,333
Less: accumulated depreciation	(233,860)	(305,314)
Real estate, net	1,527,219	1,771,019
Real estate available and held for sale	8,650	22,551
Total real estate	1,535,869	1,793,570
Net investment in leases	418,915	-
Land and development, net	580,545	598,218
Loans receivable and other lending investments, net	827,861	988,224
Other investments	907,875	304,275
Cash and cash equivalents	307,172	931,751
Accrued interest and other lending investments, net	10,162	10,669
Deferred operating lease income receivable, net	54,222	98,302
Deferred expenses and other assets, net	442,488	289,268
Total Assets	$5,085,109	$5,014,277
Liabilities and Equity		
Accounts payable, accrued expenses and other liabilities	$424,374	$316,251
Liabilities associated with properties held for sale	57	2,341
Loan participations, net	35,638	22,484
Debt obligations, net	3,387,080	3,609,086
Total Liabilities	$3,847,149	$3,950,162
Total iStar shareholders' equity	1,040,422	862,978
Noncontrolling interests	197,538	201,137
Total Equity	$1,237,960	$1,064,115
Total Liabilities and Equity	$5,085,109	$5,014,277

Note: $ in thousands.

Adjusted Common Equity Reconciliation

	As of December 31, 2019	As of December 31, 2018
Total shareholders' equity	$1,040,422	$862,978
Less: Liquidation preference of preferred stock	(305,000)	(505,000)[2]
Common shareholders equity	$735,422	$357,978
Add: Accumulated depreciation and amortization[1]	266,951	347,601
Add: Proportionate share of depreciation and amortization within equity method investments	28,105	16,284
Add: General reserves	6,933	13,000
Adjusted common equity	**$1,037,411**	**$734,863**
Common shares outstanding – basic	77,810	68,085
Common shares outstanding – pro forma Series J conversion	77,810	84,584
Common equity per share	$9.45	$5.26
Common equity per share diluted for Series J convertible preferreds	$9.45	$6.60
Common equity per share diluted for Series J convertible preferreds with SAFE MTM	$16.22	$6.53
Adjusted common equity per share	$13.33	$10.79
Adjusted common equity per share diluted for Series J convertible preferreds	$13.33	$11.05
Adjusted common equity per share diluted for Series J convertible preferreds with SAFE MTM	$19.89	$10.91

Note: Amounts in thousands, except for per share data. SAFE mark-to-market is based on the December 31, 2019 stock price of $40.30 with 31.2m shares and December 31, 2018 stock price of $18.81 with 7.6m shares. We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets. Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

(1) Net of amounts allocable to non-controlling interests and includes accumulated depreciation and amortization associated with real estate available and held for sale.

(2) Includes $200.0m of liquidation preference attributable to our Series J convertible preferred shares which were converted in the fourth quarter of 2019.

Q4 '19 Gross Book Value Reconciliation

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate, net	-	$1,327	$200	-	-	$1,527
Real estate available and held for sale	-	-	9	-	-	9
Net investment in leases	-	419	-	-	-	419
Land and development, net	-	-	-	$581	-	581
Loans receivable and other lending investments, net	$784	44	-	-	-	828
Real estate-related intangibles, net	-	123	5	-	-	128
Other investments	-	760	62	43	$43	908
Net Book Value	**$784**	**$2,673**	**$275**	**$623**	**$43**	**$4,399**
Add: Accumulated depreciation and general loan loss reserves	$7	$220	$14	$10	-	$250
Add: Accumulated amortization related to intangibles	-	20	12	-	-	32
Add: Proportionate share of joint venture accumulated depreciation and amortization	-	17	11	-	-	28
Gross Book Value	**$790**	**$2,929**	**$312**	**$633**	**$43**	**$4,709**
Add: Cash	-	-	-	-	$307	$307
Add: SAFE MTM[1]	-	$511	-	-	-	511
Portfolio Gross Book Value	**$790**	**$3,440**	**$312**	**$633**	**$350**	**$5,526**

Note: $ in millions. Figures in this table may not foot due to rounding.
(1) Based on market value of SAFE as of December 31, 2019 at $40.30 per share with 31.2m shares versus Gross Book Value of $745m.

iStar

Glossary

Funding/Capex (Net Lease, Operating Properties, Land & Development)	Acquisition price, capitalized acquisition costs, capital expenditures, contributions to equity method investments, capitalized payroll and capitalized interest.
Funding/Capex (Real Estate Finance)	Cash funded on loans, plus deferred interest capitalized to the loan balance, exclusive of original issued discount, origination and arrangement fees held back at origination.
Gross Book Value (Net Lease, Operating Properties, Land & Development)	Basis assigned to physical real estate property (land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit/parcel sales, plus our basis in equity method investments, plus lease related intangibles, capitalized leasing costs and excluding accumulated depreciation and amortization, and for equity method investments, excluding the effect of our share of accumulated depreciation and amortization.
Gross Book Value (Real Estate Finance)	Principal funded including any deferred capitalized interest receivable, plus protective advances, exit fee receivables and any unamortized origination / modification costs, less purchase discounts and specific reserves. This amount is not reduced for general reserves.

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

Glossary Cont'd

Net Book Value (Net Lease, Operating Properties, Land & Development)	Gross Book Value net of accumulated depreciation and amortization.
Net Book Value (Real Estate Finance)	Gross Book Value for Real Estate Finance less general reserve for loan loss.
Net Operating Income	Operating lease income and other income less operating expenses.
Proceeds (Net Lease, Operating Properties, Land & Development)	Includes sales price for assets sold, less selling costs, less seller financing plus return of capital and distributed proceeds arising from sales within our equity method investments.
Proceeds (Real Estate Finance)	Collection of principal, deferred and capitalized interest, exit fees, origination fees previously netted against principal at inception, or original issue discount. Includes proceeds from sales of securities.
Yield (Net Lease)	Calculated as Net Operating Income for the quarter, annualized, divided by the average Gross Book Value during the period.
Yield (Real Estate Finance)	Interest income, for the quarter, annualized, divided by the average Gross Book Value of Real Estate Finance.

iStar